FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("**First Amendment**") is entered into as of the 1st day of October 2018 ("**Effective Date**"), by and between PARADIGM RESOURCES, L.C., a Utah limited liability company ("**Landlord**"), and PREDICTIVE TECHNOLOGY GROUP, INC., a Nevada corporation ("**Tenant**").

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated June 21, 2018 ("**Lease**"), pursuant to which Landlord leased to Tenant that certain premises located at 615 Arapeen Drive, Suite 300, Salt Lake City, Utah, 84108 ("**Original Leased Premises**"), consisting of approximately 5,356 square feet of gross rentable area;

WHEREAS, the Rental Term is set to expire of its own terms on July 31, 2019;

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1. The Original Leased Premises shall be expanded to include approximately 5,170 square feet of gross rentable area, known as Suite 302 ("**Expansion Space**") as substantially depicted on Exhibit "A-1" attached hereto and by this reference incorporated herein, for an amended total of approximately 10,526 square feet of gross rentable area (hereinafter "**Leased Premises**").

2. The Expansion Space shall be delivered to Tenant in "as-is" condition within fifteen (15) days from the Effective Date of this First Amendment ("**Delivery of Possession**"), as certified by a notice of Delivery of Possession.

3. From and after Delivery of Possession, all references to Leased Premises in the Lease and any subsequent amendments or extensions thereof, shall refer to Leased Premises as defined in this First Amendment.

4. From and after Delivery of Possession, Exhibit "A-1" of the Lease shall be stricken in its entirety and replaced with Exhibit "A-1" attached hereto. All references to Exhibit "A-1" in the Lease and any subsequent amendments shall refer to Exhibit "A-1" attached hereto and by this reference incorporated herein.

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5. From and after the Effective Date of this First Amendment, the Rental Term shall be extended for an additional three (3) month period commencing August 1, 2019 and continuing through October 31, 2019.

6. Base Monthly Rent shall be amended as follows:

From and after the Effective Date and continuing through October 31, 2018 Base Monthly Rent shall be Twelve Thousand Fifty-One and 00/100 Dollars ($12,051.00), payable in equal consecutive monthly installments.

7. Escalations in Base Monthly Rent shall occur as follows:

Escalation Date	Base Monthly Rent
November 1, 2018 – October 31, 2019	$23,683.50

8. Tenant shall continue to make its monthly payment toward its estimated pro-rata share of operating expenses payments for the Leased Premises.

9. From and after November 1, 2018, Tenant's pro-rata share of operating expenses shall be ten point nine percent (10.9%) of all operating expenses in excess of Landlord's share of operating expenses.

10. From and after the Effective Date of this First Amendment, Section 1.01(Y), OPTION TO RENEW, of the Lease shall be amended and modified as follows:

Provided Tenant is not, and has not been, in default beyond any applicable cure period under any of the terms and conditions contained herein, Tenant shall have one (1) additional consecutive one (1) year option to renew and extend the Rental Term ("**Option**") as provided herein. The Option shall only be exercised by Tenant delivering written notice thereof to Landlord not less than ninety (90) days prior to the expiration of the Rental Term. Base Monthly Rent for the Option period shall be as follows:

Option Period	Base Monthly Rent
November 1, 2019 – October 31, 2020	$24,394.01

11. In lieu of any other provisions in the Lease and this First Amendment, all notices, demands, requests, consents, approval and other communications required or permitted to be given pursuant to the Lease and this First Amendment (collectively "**Notices**") shall be in writing and shall be sent by certified mail with return receipt requested, or by nationally known courier service with verification of receipt or refusal (including date of delivery or refusal), in each case with postage or delivery fees prepaid and addressed to a party at the addresses set forth below:

PLEASE [redacted]

If to Tenant at: Predictive Technology Group, Inc.
Attn: Leasing
3263 South highway 89, Suite 100
Bountiful, UT 84010

If to Landlord at: Paradigm Resources, L.C.
c/o Woodbury Corporation
Attn: Lease Administration
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
Ref: 2941 – Predictive Technology, Suite 300

With a copy to: Paradigm Resources, L.C.
c/o Woodbury Corporation
Attn: Legal Department
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
Ref: 2941 – Predictive Technology, Suite 300

Notices are deemed given upon receipt at the notice address or refusal of delivery. From time to time a party may specify any other address in the United States of America upon twenty (20) days' advance notice thereof, similarly given, to the other party hereto. Notices sent by facsimile transmission, electronic mail or any other method not specifically mentioned herein shall not satisfy the requirements of this Section 11. No party may have more than three (3) addresses for Notices at any time.

12. Except as specifically modified, altered, or changed by this First Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

IN WITNESS THEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

LANDLORD:

PARADIGM RESOURCES, L.C.,
a Utah limited liability company

By: **WOODBURY CORPORATION, a Utah corporation, Its Manager**

By: [redacted]
O. Randall Woodbury, President

By: [redacted]

By: **TACHUS, INC., a Utah corporation, Its Manager**

By: [redacted]

TENANT:

PREDICTIVE TECHNOLOGY GROUP, INC.,
a Nevada corporation

By: [redacted]
Name: [redacted]
Title: CEO

PLEASE [redacted]

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 14th day of September 2018, personally appeared O. RANDALL WOODBURY, to me personally known, who being by me duly sworn did say that he is the President of WOODBURY CORPORATION, a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 14th day of September 2018, personally appeared W. Richards Woodbury, to me personally known, who being by me duly sworn did say that he is the Chairman of WOODBURY CORPORATION, a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

[redacted]

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ACKNOWLEDGMENT OF LANDLORD
(continued)

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 14th day of September 2018, personally appeared DON R. BROWN, to me personally known, who being by me duly sworn did say that he is the President of TACHUS, INC., a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]

ACKNOWLEDGMENT OF TENANT

STATE OF Utah)
: ss.
COUNTY OF Salt Lake)

On the 11th day of September 2018, before me personally appeared Bradley Robinson, to me personally known to be the CEO of PREDICTIVE TECHNOLOGY GROUP, INC., a Nevada corporation, the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

Notary Public - State of Utah
Danielle K. Thropp
Commission #697908
My Commission Expires
November 15, 2021

[redacted]
Notary Public

[redacted]

EXHIBIT "A-1"

LEASED PREMISES


LEASED PREMISES
EXPANSION SPACE
THIRD FLOOR PLAN
N.T.S.
NORTH
SUITE 300
4,494 SF (USABLE)
5,356 SF (GROSS)
SUITE 302
SUITE 303
2,870 SF (USABLE)
3,419 SF (GROSS)
SUITE 304
3,891 SF (USABLE)
4,638 SF (GROSS)
SUITE 310A
2,915 SF (USABLE)
3,426 SF (GROSS)
SUITE 310B
4,059 SF (USABLE)
4,848 SF (GROSS)
208 SF
111 SF
446 SF
236 SF
THIRD FLOOR LEASE PLAN
PARADIGM I - 615 ARAPEEN DRIVE
SALT LAKE CITY, UTAH
WOODBURY
CORPORATION
A1.1

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